EXHIBIT 99.2

                         THOMAS E. SWEARINGEN, INC. P.C.
                           Certified Public Accountant

Thomas E. Swearingen, CPA                                        MEMBER
                                                                 ------
                                                     AMERICAN INSTITUTE OF CPA's
                                                       OKLAHOMA SOCIETY OF CPA's
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To the Board of Directors and Shareholders
STP-Cherokee, Inc.


We have audited the accompanying balance sheet of STP-Cherokee, Inc. as of December 31, 2001 and the related statement of operations and equity and statement of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2001, and the results of their operations and their cash flows for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.



January 20, 2003

/s/ Thomas E. Swearingen
---------------------------
Thomas E. Swearingen, Inc. PC


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             905 E Broadway, P.O. Box 1319, Seminole, OK 74818-1319
                     Tel. (405) 382-5588 Fax (405) 382-5590

                               STP-CHEROKEE, INC.
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                     ASSETS

Current Assets
          Inventory                                                  $   305,061

Property and Equipment
          Property & equipment-Net of depreciation                     2,169,525

Oil and Gas Development Costs
          Producing and non-producing leaseholds-
                Net of depletion                       $ 1,030,823
          Exploration and development costs-
                Net of amortization                      2,807,747
                                                       -----------
          Total Oil & Gas Development Costs                            3,838,570
                                                                     -----------
                           Total Assets                              $ 6,313,156
                                                                     ===========
                 See accompanying notes to financial statements

                               STP-CHEROKEE, INC.
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 2001

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                             LIABILITIES AND EQUITY

Current Liabilities
          Accounts and accrued payables                            $   295,964
          Accrued interest payable                                      34,932
          Deferred income taxes payable                                209,084
          Current portion of long-term debt                          1,500,000
                                                                   -----------
                  Total Current Liabilities                          2,039,980

Long-Term Liabilities
          Notes payable-Less current portion                         3,500,856
                                                                   -----------
          Total Liabilities                                          5,540,836


Stockholder's Equity
          STP-Cherokee equity                                          772,320
                                                                   -----------
                           Total Liabilities and Equity            $ 6,313,156
                                                                   ===========


                 See accompanying notes to financial statements

                               STP-CHEROKEE, INC.
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001

-----------------------------------------------------------------------------
Revenue
      Oil and gas production revenue                          $ 1,640,403
                                                              -----------
             Total Revenue                                      1,640,403

Cost of Revenues
      Oil & gas production costs                $ 621,675
      Depreciation, depletion & amortization      249,586

             Total Cost of Revenues                               871,261
                                                              -----------
             Gross Profit                                         769,142

General and Administrative Expenses
      Other expenses                              150,000

             Total General and Administrative
               Expenses                                           150,000
                                                              -----------
             Net Income From Operations                           619,142

Other Expenses
      Interest expense                                            100,317
                                                              -----------
             Net Income Before Income Taxes                       518,825

Provision for income taxes                                        195,783
                                                              -----------
             NET INCOME                                         $ 323,042
                                                              ===========


                 See accompanying notes to financial statements

                               STP-CHEROKEE, INC.
                               STATEMENT OF EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2001


STP-Cherokee Equity                                  $ 1,449,278

Net income/(loss)                                        323,042

Contribution to (Distribution from)
  STP-Cherokee Equity                                 (1,000,000)
                                                     -----------
  STP-Cherokee Equity, ending                        $   772,320
                                                     ===========



                 See accompanying notes to financial statements

                               STP-CHEROKEE, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


Cash flows from operating activities:
Net Income/(Loss)                                             $    323,042

Adjustments to reconcile net income/(loss) to
net cash provided by (used in) operations:
  Depreciation, depletion & amortization                           249,586
  Decrease/(increase) in inventory                                (305,061)
  Increase/(decrease) in accounts payable                         (572,716)
  Increase/(decrease) in accrued expenses                           34,932
  Increase/(decrease) in deferred payables                         195,783
                                                              ------------

Net cash provided by (used in) operating activities                (74,434)

Cash flows from investing activities:
  Investment in fixed assets                                    (3,926,422)
                                                              ------------

Net cash provided by (used in) investing activities             (3,926,422)

Cash flows from financing activities:
  Proceeds of Loans Payable                                      5,000,856
  Contributions to (Distributions from) Equity                  (1,000,000)
                                                              ------------

Net cash provided by (used in) financing activities              4,000,856
                                                              ------------
Net Increase(Decrease) in Cash                                         -


Cash at Beginning of Period                                            -
                                                              ------------

Cash at End of Period                                         $        -
                                                              =============


                 See accompanying notes to financial statements

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Descriptions of Operations
--------------------------

STP-Cherokee, Inc. ("STP-Cherokee" or the "Company") is an independent energy company engaged in the exploration, development, acquisition and production of natural gas and crude oil. The Company's operations are conducted entirely in the United States.

Basis of Accounting
-------------------

This summary of significant accounting policies of the Company is presented to assist in the understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Inventory
---------

The Company's inventory is valued at cost.

Oil and Gas Producing Activities
--------------------------------

The Company follows the full cost method of accounting for oil and gas properties. Accordingly, all cost associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs are capitalized.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves are amortized on the unit-of-production method using estimates of proved reserves. Investments in unproved reserves and major development projects are not amortized until proved reserves associated with projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, the capitalized costs are subject to a "ceiling test", which basically limits such costs to the aggregate of the "estimated present value", discounted at a 10-percent interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between the capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


Income Taxes
------------

The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. The provision for income taxes differ from the amounts currently payable because of temporary differences (primarily intangible drilling costs and percentage depletion in excess of cost depletion) in the recognition of certain income and expense items for financial reporting and tax reporting purposes.

Depreciation and depletion
--------------------------

Depreciation is computed by using the straight-line method for financial reporting purposes and under the accelerated cost recovery system and the modified cost recovery system for tax purposes.

Depletion is computed utilizing the units of production method for financial reporting and the greater of cost or percentage depletion for tax purposes.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE B - PROPERTY AND EQUIPMENT

Property and equipment are summarized by major classifications as follows:

      Pipeline equipment                                  $   2,362,544
      Less:  Accumulated depreciation                           193,019
                                                          -------------

                                                          $   2,169,525
                                                          =============

NOTE C - DEVELOPMENT COSTS

Development   costs  include  lease   acquisition   costs,  both  producing  and
non-producing and intangible drilling and completion costs. Development costs are summarized as follows:

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


      Producing and non-producing leaseholds          $      1,092,899
      Less:  Accumulated depletion                             (62,076)
                                                      ----------------

                                                      $      1,030,823
                                                      ================

      Exploration and development costs               $      2,920,498
      Less:  Accumulated amortization                         (112,751)
                                                      ----------------

                                                      $      2,807,747
                                                      ================

NOTE D - LONG-TERM DEBT AND NOTES PAYABLE

The Company has secured a credit facility with Wells Fargo Energy Capital, Inc. in the amount of $15,000,000. This facility is to be repaid in thirty-four (34) monthly installments each equal to eight-five percent (85%) of the Net Proceeds of Production attributable to the Borrowing Base Properties calculated for the immediately preceding calendar month, with such amount being applied first to accrued and unpaid interest, the remainder to principal, the first of such installments commencing October 10, 2001 and continuing thereafter on the tenth day of each succeeding calendar month through and including July 10, 2004, with an installment equal to all of the principal outstanding Debt evidenced by the Note and accrued interest thereon on August 1, 2004.

The long-term debt consists of the following:

      Wells Fargo note                                $      5,000,856
      Less:  Current Portion                                (1,500,000)
                                                      ----------------

      Long Term Portion                               $      3,500,856
                                                      ================


The Company's estimated annual principal payments under the credit agreement and the bank note for the next three years are as follows:

                        Year ending
                          Dec. 31                   Amount
                          -------              ------------
                           2002                   1,500,000
                           2003                   1,500,000
                           2004                   2,000,856
                                               ------------

                                               $  5,000,856
                                               ============

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS

The total interest cost was $100,317 in 2001 of which $34,932 was accrued but unpaid as of the balance sheet date.

The Company's long-term debt agreement with Well Fargo contains certain restrictions and covenants. Under these restrictions, the Company will not pay dividends, borrow from other lenders, enter into certain derivative contracts, or make any material change to their business structure.


SFAS 69 SUPPLEMENTAL DISCLOSURES (UNAUDITED)

(1)
                          Capitalized Costs Relating to
                         Oil & Gas Producing Activities
                         ------------------------------

Proved oil and gas properties and related lease equipment
      Developed and non-developed                            $4,013,397

Accumulated depreciation and depletion                         (174,827)
                                                             ----------

Net Capital Costs                                            $3,838,570
                                                             ==========


(2)
                     Costs Incurred in Oil and Gas Property
              Acquisition, Exploration, and Development Activities
              ----------------------------------------------------

Acquisition of Properties Proved and Unproved                $  549,589
Exploration Costs                                                 -0-
Development Costs                                             2,125,727
                                                             ----------

Total                                                        $2,675,316
                                                             ==========


(3)
                            Results of Operations for
                              Producing Activities
                              --------------------

                                                           December 31, 2001

Production revenues                                          $1,640,403

Production Costs                                                621,673
Depreciation and depletion                                      133,787
                                                             ----------

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS


Results of operations for producing activities               $  884,943
(excluding corporate overhead and interest costs)


(4)

                          Reserve Quantity Information
                          ----------------------------

     The following schedule contains estimates of proved oil and natural gas reserves attributable to the Company. Proved reserves are estimated quantities of oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from know reservoirs under existing economic and operating conditions. Proved-developed reserves are those which are expected to be recovered through existing wells with existing equipment and operating methods. Reserves are stated in barrels of oil (Bbls) and thousands of cubic feet of natural gas (Mcf). Geological and engineering estimates of proved oil and natural gas reserves at one point in time are highly interpretive, inherently imprecise and subject to ongoing revisions that maybe substantial in amount. Although every reasonable effort is made to ensure that the reserve estimates are accurate, may be their nature reserve estimates are generally less precise that other estimates presented in connection with financial statement disclosures.


                                                          Gas
                                                         (Mcf)

Proved developed reserves:

Balance December 31, 2000                             4,914,800

Acquisition of proved reserves                        3,056,599
Revision of previous estimates                              -0-
Production                                             (477,499)
                                                      ---------

Balance December 31, 2001                             7,493,900


     In addition, to the proved developed producing oil and gas reserves reported in the geological and engineering reports, the Company holds ownership interest in various proved-undeveloped properties. The reserve and engineering reports performed for the Company by an independent engineering consulting firm reflect additional proved reserves equal to approximately 10,340,000 Mcf in gas for these undeveloped properties.

STP-CHEROKEE, INC.
NOTES TO FINANCIAL STATEMENTS

     The following schedule present the standardized measure of estimated discounted future net cash flows from the Company's proved developed reserves for the year ended December 31, 2001. Estimated future cash flows are based on independent reserve data. Because the standardized measure of future net cash flows was prepared using the prevailing economic conditions existing at December 31, 2001, it should be emphasized that such conditions continually change. Accordingly, such information should not serve as a basis in making any judgment on the potential value of the Company's recoverable reserves or in estimating future results to operations.

     Standardized measures of discounted future net cash flows:

                                                            December 31, 2001
                                                            -----------------

Future production revenues                                   $ 18,722,480

Less: Future production costs                                  (7,424,332)
                                                             ------------

Future cash flows before income taxes                          11,298,148

Future income tax                                              (3,615,407)
                                                             ------------

Future net cash flows                                           7,682,741

Effect of discounting future
 Annual net cash flows at 10%                                  (2,786,165)
                                                             ------------

Standardized measure of discounted
 Net cash flows                                              $  4,896,576
                                                             ============